UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

CSP INC.
(Name of Registrant as Specified in Its Charter)

North & Webster, LLC North & Webster Value Opportunities Fund, LP Samuel A. Kidston
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 9, 2013

North & Webster, LLC
10 Tower Office Park, Ste. 419
Woburn, MA 02144

[_____ __], 2013

To the Stockholders of CSP Inc.:

On November 7, 2012, North & Webster, LLC, together with its affiliates (“we” or “North & Webster”), sent a private letter to the board of directors (the “Board”) of CSP Inc. (“CSP” or the “Company”) offering to acquire all of the shares of common stock of CSP that we do not already own for $5.50 per share in cash (the “Proposal”).  At the time, our Proposal represented a 15% premium to the 60-day moving average and was higher than CSP’s 3-year high.  We based this offer on publicly available information and informed the Board that it is subject to change based on further due diligence.  Our Proposal was designed to be the opening offer in a process that would involve (i) a reputable investment bank hired by the Board, (ii) discussions and negotiations with multiple potential purchasers and (iii) ultimately, a value maximizing transaction that would benefit all shareholders.   Since such time we have sought, without success, to engage the Board in discussions with respect to our Proposal. We believe the Board’s failure to date to engage in discussions of any kind in furtherance of a negotiated transaction is not in your best interests.

As a significant stockholder, we believe now is the time for the Company to seek to maximize value for all stockholders through a bona fide sale process conducted by a reputable investment bank.  We believe you should have a voice with respect to a sale process for the Company at the upcoming 2013 annual meeting of stockholders (the “Annual Meeting”).  In light of the short time period between now and the Annual Meeting, we believe the best alternative means available for allowing your voice to be heard is by seeking to prevent a quorum at the Annual Meeting, and thus preventing the Company from conducting business at the Annual Meeting without first having announced a commitment to exploring all options for achieving a value-maximizing transaction and retaining a nationally-recognized investment bank.  Therefore North & Webster is soliciting your authority to withhold your vote from being present and counted for purposes of a quorum at the Annual Meeting.  This “withhold quorum” campaign will serve as a referendum for stockholders to demonstrate that they prefer the Company to immediately commence a strategic process designed to maximize the value of their investment than the status quo.

The Company’s By-Laws provide that the holders of a majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the Annual Meeting in order for the Company to hold the Meeting and conduct business.  A stockholder’s shares are counted as present at the Annual Meeting if the stockholder is present at the Annual Meeting and votes in person, or if a proxy has been properly submitted by the stockholder to the assigned proxy holder, who is present at the Annual Meeting and votes in accordance with the stockholder’s instructions.  Broker non-votes exist where there are both routine and non-routine items on the ballot.  In a contested meeting, all matters are deemed non-routine. Therefore, there will be no broker non-votes at the Annual Meeting, and no broker non-votes will be counted towards a quorum for purposes of the Annual Meeting.

Abstentions on the Company’s proxy card are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Importantly, since we will not be showing up at the Annual Meeting to deliver the votes represented by the GOLD proxy cards, a vote to “abstain” on the GOLD proxy card will have the same effect as a vote to authorize us to WITHHOLD your shares from being present or counted for purposed of the Annual Meeting.   As such, any stockholder that wishes to have their shares of Common Stock represented and voted at the Annual Meeting should not fill out the GOLD proxy card and should instead refer to the Company’s proxy soliciting materials.

A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the Annual Meeting.  To ensure that a quorum is not present at the Annual Meeting, we urge you to sign and return the GOLD proxy card giving us authority to have your Shares not voted or present at the Annual Meeting.

We believe if the holders of a significant percentage of the Company’s outstanding Shares support us by withholding their votes, then it will send a strong signal to the CSP’s Board that stockholders want the Board to immediately conduct a sale process to maximize stockholder value.

We are sending you the enclosed proxy statement and accompanying GOLD proxy card to be used in connection with the Annual Meeting in order to solicit your authority to not attend the Annual Meeting on your behalf, to not vote your Shares at the Annual Meeting, and to have your Shares not be counted toward a quorum for purposes of the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  Please refer to the Company’s proxy soliciting material for additional information concerning the Annual Meeting, including the election of directors. This proxy statement and the enclosed GOLD proxy card are first being sent to stockholders on or about [_________].

WE ARE NOT ASKING YOU TO VOTE ON OR APPROVE ANY OFFER TO ACQUIRE CSP AT THIS TIME. HOWEVER, GIVING US AUTHORITY TO WITHHOLD YOUR VOTE FROM BEING PRESENT AND COUNTING TOWARD A QUORUM AT THE ANNUAL MEETING WILL SEND A CLEAR MESSAGE TO THE BOARD THAT STOCKHOLDERS SUPPORT AN IMMEDIATE SALE PROCESS DESIGNED TO MAXIMIZE STOCKHOLDER VALUE.

DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES AT THE ANNUAL MEETING.  IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. ONLY YOUR LATEST DATED PROXY WILL BE EFFECTIVE.

IF YOU ARE A REGISTERED HOLDER WHO HAS ALREADY RETURNED MANAGEMENT’S PROXY CARD TO THE COMPANY AND WISH TO CHANGE YOUR VOTE TO WITHHOLD YOUR VOTE FROM BEING PRESENT AND COUNTED AT THE ANNUAL MEETING, YOU WILL NEED TO SEND A WRITTEN NOTICE OF REVOCATION TO THE CORPORATE SECRETARY OF THE COMPANY INSTRUCTING THE CORPORATE SECRETARY TO REVOKE YOUR PREVIOUSLY GRANTED PROXY.  ANY SUCH WRITTEN NOTICE REVOKING A PROXY SHOULD BE SENT TO CSP INC., C/O GARY LEVINE, CORPORATE SECRETARY, 43 MANNING RD., BILLERICA, MASSACHUSETTS, 01821.

IF YOU ARE A BENEFICIAL HOLDER OF SHARES OF THE COMPANY AND VOTE THROUGH YOUR BANK OR BROKER, YOU CAN REVOKE ANY PREVIOUSLY GRANTED MANAGEMENT PROXY BY INSTRUCTING YOUR BANK OR BROKER TO VOTE THE ENCLOSED GOLD PROXY CARD THROUGH BROADRIDGE FINANCIAL SOLUTIONS, INC. (“BROADRIDGE”).  AS THE THIRD PARTY REPRESENTATIVE FOR BANKS AND BROKERS, BROADRIDGE WILL ONLY COUNT THE LATEST DATED PROXY IT RECEIVES.

In order to prevent the Annual Meeting from going ahead, we request that you NOT attend the Annual Meeting or vote your Shares (in person or by proxy). If you are a registered holder and have already submitted a proxy sent to you by the Company, we request that you promptly revoke that proxy by sending a written notice of revocation to the Corporate Secretary of the Company instructing the Corporate Secretary to revoke your previously granted proxy.  If you are a beneficial holder and have already submitted a proxy sent to you by the Company, we request that you promptly instruct your bank or broker to vote the GOLD proxy card through Broadridge.

Any written notice revoking a proxy should be sent to CSP Inc., c/o Gary Levine, Corporate Secretary, 43 Manning Road, Billerica, Massachusetts 01821.

If you have any questions or require any assistance with your vote, please contact SCB ADVISING, INC. at its address and toll-free number listed on the following page.

Thank you for your support,

/s/ Samuel A. Kidston

Samuel A. Kidston Managing Member
North & Webster, LLC

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of North & Webster proxy solicitation materials, please call
SCB ADVISING, INC. at the phone numbers listed below.

SCB ADVISING, INC.
845 3rd Avenue
6th Floor
New York, NY 10022
646 290-5243
Stockholders call TOLL FREE 877-786-3323
E-mail: sbalet@Sscbadvising.com

CSP INC.

PROXY STATEMENT

OF

NORTH & WEBSTER, LLC
NORTH & WEBSTER VALUE OPPORTUNITIES FUND, LP
SAMUEL A. KIDSTON

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

SEND A STRONG MESSAGE TO THE BOARD BY WITHHOLDING YOUR VOTE AT THE ANNUAL MEETING

This proxy statement and accompanying GOLD proxy card are being furnished to stockholders of CSP Inc., a Massachusetts corporation (“CSP” or the “Company”), by North & Webster, LLC. (“North & Webster”), North & Webster Value Opportunities Fund, LP (“N&W Value”) and Samuel A. Kidston (collectively referred to as, the “North & Webster Group” “we”, “our” or “us”) in connection with the solicitation of proxies from you, the stockholders of CSP in connection with the 2013 Annual Meeting of Stockholders including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof (the “Annual Meeting”), to seek your authority to not attend the Annual Meeting on your behalf, to ensure your shares are not voted or represented at the Annual Meeting, and to have your shares not be counted toward a quorum for the Annual Meeting.

By seeking your authority to withhold your vote from counting towards a quorum, we are trying to prevent the Company from holding the Annual Meeting on February 5, 2013.  According to the Company’s proxy statement, the Annual Meeting is presently scheduled to be held at 9:00 a.m., Eastern Time, on February 5, 2013 at the MODCOMP, Inc. 1500 Powerline Road, Deerfield Beach, Florida 33442.  The purposes of the meeting, as set forth in the Company’s proxy statement are to:

1. elect the management nominees in the proxy statement to the Board of Directors as directors;

2. consider an advisory vote to approve executive compensation

3. consider an advisory vote on the preferred frequency of holding advisory stockholder votes on the approval of executive compensation

4. ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for fiscal year 2013; and

5. transact such other business as may properly come before the meeting or any adjournment thereof.

The principal executive offices of CSP are located at 43 Manning Road, Billerica, Massachusetts 01821. CSP has set the close of business on December 14, 2012 as the record date (the “Record Date”) for determining the stockholders entitled to vote at the Annual Meeting. According to CSP’s proxy statement, on the Record Date, there were 3,442,842 shares of CSP’s common stock, par value $0.01 per share (the “Common Stock”), outstanding, each share of Common Stock being entitled to one vote on all matters presented at the Annual Meeting. As of the date of hereof, North & Webster controls 133,266 shares of Common Stock, which represents approximately 3.87% of the outstanding shares of CSP (based on the number of outstanding shares of Common Stock on the Record Date).

We believe that an open and transparent sale process would provide an attractive opportunity for CSP’s stockholders to receive substantial value for their investment in the Company. We are asking that you give us authority on the enclosed GOLD proxy card to WITHHOLD your vote at the Annual Meeting to prevent a quorum, which in turn would prevent the Company from holding the Annual Meeting on February 5, 2012.  We believe that a significant “withhold” vote percentage will demonstrate that stockholders support a sale process and will send a strong message to the Company’s Board to listen to the will of their stockholders.

While we believe we are permitted under applicable law to seek your authority to withhold your vote at the Annual Meeting, such authority may be challenged in a court of competent jurisdiction.  In the event this solicitation is challenged and such a court of competent jurisdiction invalidates this solicitation, stockholders who have signed and returned our GOLD proxy card may not have the opportunity to vote their shares at the Annual Meeting.  Additionally, even if we are successful in this solicitation and are able to prevent a quorum from existing at the Annual Meeting, there can be no assurance that the Company will commence a sale process.  Regardless, we urge you to send a strong message to the Company by giving us your authority on the enclosed GOLD proxy card to withhold your vote from being present and counted for purposes of the Annual Meeting.

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We urge stockholders to send a message to CSP’s Board by giving us authority to withhold their votes from being present and counted for purposes of the Annual Meeting.  We are seeking your support to prevent CSP from holding the Annual Meeting on the scheduled date.  If you sign and return to us the GOLD proxy card, the proxy holders will not attend the Annual Meeting, they will not vote your shares, and your shares will not be counted toward a quorum.

WE ARE NOT ASKING YOU TO VOTE ON OR APPROVE ANY OFFER FOR THE COMPANY AT THIS TIME. HOWEVER, WITHHOLDING OR PERMITTING US TO WITHHOLD YOUR VOTE WILL SEND A CLEAR MESSAGE TO THE BOARD THAT STOCKHOLDERS SUPPORT AN IMMEDIATE SALE PROCESS.

This proxy solicitation is being made by North & Webster, N&W Value and Mr. Kidston and not on behalf of the CSP Board or management. North & Webster, N&W Value and Mr. Kidston are participants in this proxy solicitation.  See “Other Participant Information.”  This Proxy Statement and the enclosed GOLD proxy card are first being sent or given to CSP stockholders on or about [__________].

NORTH & WEBSTER URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD. BY SIGNING AND RETURNING THIS GOLD PROXY CARD SO THAT YOUR SHARES WILL NOT BE COUNTED TOWARDS THE QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

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BACKGROUND TO THE SOLICITATION

•	August 30, 2012 – North & Webster began to purchase common stock, par value $0.01, of CSP in open market purchases.

•
November 7, 2012 – We sent a letter to the Board setting forth our offer to acquire the Company for $5.50 per share in cash, with the price representing a 15% premium to the 60-day moving average and in excess of the stock’s 3-year high. We proposed to close the transaction prior to the end of calendar year 2012 to maximize value for all shareholders and take advantage of favorable tax treatment for all shareholders.

•	November 9, 2012 – We received a vague one-paragraph letter from the Board leaving open if and when the Board would discuss our transaction proposal.

•
November 14, 2012 – We followed up with a letter specifying a detailed term sheet and transaction time line that proposed a plan to negotiate a transaction prior to the nomination deadline for the Annual Meeting.

•
November 21, 2012 – After no response from the Company and in order to preserve our rights as shareholders, we nominated a slate of four director candidates stating we would not run against new CEO Victor Dellovo. We stated that our goal is to engage in a constructive dialogue on a sale process and if the Board continued to ignore our offer than our slate of director candidates would be a referendum on a sale process to the highest bidder regardless of whether that is our offer, or a higher bid from a third party.

•
December 18, 2012 – After publicly stating on an earnings conference call that the Company would likely return to losing money in 2013, we sent a letter that stated we remained interested in privately negotiating a transaction and that this would be our final private communication.

*             *             *             *

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WE BELIEVE THAT INITIATING A SALE PROCESS IS THE BEST ALTERNATIVE AVAILABLE TO MAXIMIZE VALUE FOR THE COMPANY'S STOCKHOLDERS.  IF YOU AGREE, WE URGE YOU TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

WITHHOLDING YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

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IMPORTANT

Your vote is important, no matter how few Shares you own.  North & Webster urges you to sign, date, and return the enclosed GOLD proxy card today to authorize North & Webster to withhold your vote at the Annual Meeting.

●           If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to North & Webster, c/o SCB ADVISING, INC. in the enclosed postage-paid envelope today.

●           If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

●           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

The only way to ensure that your shares of Common Stock are not voted or represented at the Annual Meeting is by signing and returning a GOLD proxy card.  Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.   So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions regarding your proxy,
or need assistance in voting your shares of Common Stock, please call:

SCB ADVISING, INC.
845 3rd Avenue
6th Floor
New York, NY 10022
646-290-5243
Stockholders call TOLL FREE 877-786-3323
E-mail: sbalet@scbadvising.com

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Important Notice Regarding the Availability of the North & Webster’s Proxy Materials for
the 2013 Annual Meeting of Stockholders of CSP Inc. to Be Held on February 5, 2013.

The North & Webster Group proxy statement is available at http://www.[______].com.

Among other things, the North & Webster Group proxy statement contains information regarding:

•	the date, time and location of the Annual Meeting;

•	a list of the matters being submitted to the stockholders; and

•	information concerning voting the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

The following are some of the questions you, as a stockholder, may have and answers to those questions.

WHO IS MAKING THE SOLICITATION?

Mr. Kidston, North & Webster and N&W Value are the members of the North & Webster Group.  Mr. Kidston is the Managing Member of North & Webster.  North & Webster is making this solicitation.

WHY AM I RECEIVING THESE PROXY DOCUMENTS AND WHY IS THE NORTH & WEBSTER GROUP SEEKING TO PREVENT THE COMPANY FROM HOLDING THE ANNUAL MEETING?

You are receiving these Proxy Documents because you own shares of CSP Common Stock, and we are seeking your support to PREVENT CSP from holding the Annual Meeting and, thereby, send a strong signal to the CSP Board to initiate an open and transparent sale process.

We are requesting that you give us your proxy to have your shares not be voted or represented at the Annual Meeting, and if you have already submitted a proxy sent to you by the Company, we request that you revoke that proxy.  If you are a registered holder and have already submitted a proxy sent to you by the Company, we request that you promptly revoke that proxy by sending a written notice of revocation to the Corporate Secretary of the Company instructing the Corporate Secretary to revoke your previously granted proxy.  If you are a beneficial holder and have already submitted a proxy sent to you by the Company, we request that you promptly instruct your bank or broker to vote the GOLD proxy card through Broadridge, since Broadridge will only count the latest dated proxy card.

Any stockholder that wishes to have their shares of Common Stock represented and voted at the Annual Meeting should not fill out the GOLD proxy card and should instead refer to the Company’s proxy soliciting materials.

WHY ISN’T THE NORTH & WEBSTER GROUP SEEKING TO WITHHOLD VOTES FOR THE ELECTION OF DIRECTORS INSTEAD OF SEEKING TO PREVENT THE ANNUAL MEETING FROM BEING HELD?

The Company’s By-Laws provide for majority voting of votes cast for uncontested director elections. Therefore, if a quorum of stockholders is present at the Annual Meeting, a director will be elected if the number of votes cast for the director exceeds the number of votes cast against the director.

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We have therefore decided to seek to challenge the Annual Meeting by preventing a quorum rather than challenge the election of directors at the Annual Meeting.  We are not specifically contesting the election of directors at the Annual Meeting, and, therefore, if a quorum of stockholders is present at the Annual Meeting, a director will be elected if the number of votes cast for the director exceeds the number of votes cast against the director.

HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

The Board has set December 14, 2012 as the Record Date for the Annual Meeting. Stockholders who owned Common Stock as of that date are entitled to vote at the Annual Meeting.  The Company’s proxy statement states that as of the record date there were 3,442,842 shares outstanding. A majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. A stockholder’s shares are counted as present at the Annual Meeting if the stockholder is present at the Annual Meeting and votes in person, or if a proxy has been properly submitted by the stockholder to the assigned proxyholder, who is present at the Annual Meeting and votes in accordance with the stockholder’s instructions.  Broker non-votes exist where there are both routine and non-routine items on the ballot.  In a contested meeting, all matters are deemed non-routine. Therefore, there will be no broker non-votes at the Annual Meeting, and no broker non-votes will be counted towards a quorum for purposes of the Annual Meeting.

Abstentions on the Company’s proxy card are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the Annual Meeting (unless the Annual Meeting is adjourned and a new record date is set for the adjourned Annual Meeting), even if the holder of the share abstains on the Company’s proxy card from voting with respect to any matter brought before the Annual Meeting.

While abstentions on the Company’s proxy card will count as votes present for the purpose of determining whether a quorum is present, abstentions on the GOLD proxy card will not be counted as votes present for the purpose of determining whether a quorum is present.  As such, any stockholder that wishes to have their shares of Common Stock represented and voted at the Annual Meeting should not fill out the GOLD proxy card, and should instead refer to the Company’s proxy materials for information on how to vote the Company’s proxy card.

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WHAT IF I ALREADY SIGNED AND RETURNED THE COMPANY’S PROXY CARD?

If you have already sent a proxy card furnished by the Company to the Company, you may revoke that proxy and give us your authority to not vote your shares at the Annual Meeting.  The latest dated proxy is the only one that counts.  If you are a registered holder and have already submitted a proxy sent to you by the Company and wish to revoke that proxy, you must send a written notice of revocation to the Corporate Secretary of the Company instructing the Corporate Secretary to revoke your previously granted proxy.  Your written notice revoking a proxy should be sent to CSP Inc., c/o Gary Levine, Corporate Secretary, 43 Manning Road, Billerica, Massachusetts, 01821.

If you are a beneficial holder and have already submitted a proxy sent to you by the Company, we request that you promptly instruct your bank or broker to vote the GOLD proxy card through Broadridge.

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WHAT SHOULD YOU DO TO SUPPORT OUR EFFORTS TO PREVENT THE COMPANY FROM HOLDING THE ANNUAL MEETING?

If your Shares are registered in your own name, please sign, date and return the enclosed GOLD proxy card to North & Webster, in care of SCB ADVISING, INC., in the postage-paid envelope.

If your Shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee, only it can execute a GOLD proxy card with respect to your Shares and only upon receipt of your specific instructions.  Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to promptly mark, sign, date and return the enclosed GOLD proxy card in favor of granting us the authority to not vote your shares at the Annual Meeting.  We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to North & Webster, in care of SCB ADVISING, INC., so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

WHOM SHOULD YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?

If you have any questions at all about this proxy solicitation, we ask that you please contact our proxy solicitor, SCB ADVISING, INC.

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SOLICITATION OF PROXIES

The North & Webster Group is seeking your authority to withhold your vote from counting towards a quorum at the Annual Meeting.  If we are ultimately successful in preventing a quorum at the Annual Meeting, then the Company will be compelled to either adjourn or postpone the Annual Meeting and will not be able to conduct the following business, as proposed in the Company’s proxy statement:

Proposal 1: elect the management nominees named in the proxy statement to the Board of Directors as directors;

Proposal 2: consider an advisory vote to approve executive compensation;

Proposal 3: consider an advisory vote on the preferred frequency of holding advisory stockholder votes on the approval of executive compensation;

Proposal 4: ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for fiscal year 2013; and

Proposal 5: transact such other business as may properly come before the meeting or any adjournment thereof.

The solicitation of proxies pursuant to this Proxy Statement is being made by the North & Webster Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

North & Webster has entered into an agreement with SCB ADVISING, INC. for solicitation and advisory services in connection with this solicitation, for which SCB ADVISING, INC. will receive a fee not to exceed $, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  SCB ADVISING, INC. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  North & Webster has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  North & Webster will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that SCB ADVISING, INC. will employ approximately 10-15 persons to solicit CSP stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the North & Webster Group. Costs of this solicitation of proxies are currently estimated to be approximately $[______]. The North & Webster Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[_____].  The North & Webster Group intends to seek reimbursement from CSP of all expenses it incurs in connection with this solicitation.  The North & Webster Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

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OTHER PARTICIPANT INFORMATION

Each member of the North & Webster Group is a participant in this solicitation.  Mr. Kidston is the Managing Member of North & Webster.

The principal business address of each of Mr. Kidston, North & Webster and N&W Value is 10 Tower Office Park, Suite 420, Woburn, Massachusetts 01801.  As of the date hereof, North & Webster beneficially owned in the aggregate 133,266 Shares, representing approximately 3.9% of the Shares outstanding.  N&W Value directly owns 62,097 Shares and an additional 71,169 Shares are held in certain accounts managed by North & Webster.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of CSP; (iii) no participant in this solicitation owns any securities of CSP  which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of CSP  during the past two years; (v) no part of the purchase price or market value of the securities of CSP  owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of CSP , including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of CSP ; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of CSP; (ix) no participant in this solicitation or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of CSP’ last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which CSP  or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his associates has any arrangement or understanding with any person with respect to any future employment by CSP or its affiliates, or with respect to any future transactions to which CSP or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2011 Annual Meeting, (xii) no participant in this solicitation holds any positions or offices with CSP ; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by CSP  to become a director or executive officer and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of CSP.  There are no material proceedings to which any participant in this solicitation or any of his associates is a party adverse to CSP or any of its subsidiaries or has a material interest adverse to CSP or any of its subsidiaries.  With respect to each of the participant in this solicitations, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

13

OTHER MATTERS AND ADDITIONAL INFORMATION

Stockholder Proposals

The following information is reproduced, in part, from the Company’s preliminary proxy filing on Form PREC14A, filed with the SEC on January 3, 2013

Stockholder Proposals for 2014 Annual Meeting
In order for a proposal of a stockholder to be considered for inclusion in the Company’s proxy statement and proxy card for the 2014 Annual Meeting of Stockholders, the proposal must comply with SEC Rule 14a-8 and any other applicable rules and must be submitted to the corporate secretary at the Company’s executive offices located at 43 Manning Road, Billerica, Massachusetts 01821 at least 120 days prior to the anniversary date of this proxy statement. This proxy statement is dated December [__], 2012, so the date by which proposals must be received under Rule 14a-8 will be, 2013.
Article II, Section 5 of the by-laws requires that a stockholder who wishes to bring an item of business before the Annual Meeting of stockholders, even if the item cannot be included in the Company’s proxy statement because Rule 14a-8 is not available, must provide written notice of such item of business to the corporate secretary at the Company’s executive offices not less than 90 days prior to the date of the Annual Meeting of stockholders; provided, however, that if the Annual Meeting (or a special meeting in lieu of the Annual Meeting) is to be held on a date prior to such specified date, and if less than 100 days’ notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting. Therefore, the deadline for submission of notice will be November 7, 2013. The by-laws contain a number of other substantive and procedural requirements, which should be reviewed by any interested stockholder. This description is qualified in its entirety by the text of the by-laws, to which readers are referred for additional information.

14

Ownership of More Than 5% Security Holders and Management

See Schedule III for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of CSP.

Information Concerning CSP

The information concerning CSP contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.  North & Webster does not have any information that would indicate that any information contained in this Proxy Statement that has been taken from such documents is inaccurate or incomplete.

North & Webster, LLC

[__________ __,] 2013

15

SCHEDULE I

TRANSACTIONS IN SECURITIES OF CSP
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

NORTH & WEBSTER VALUE OPPORTUNITIES FUND, LP

1,000	8/30/2012
200	8/30/2012
1,500	8/30/2012
500	8/31/2012
200	9/04/2012
500	9/06/2012
900	9/07/2012
600	9/07/2012
1,000	9/07/2012
2,700	9/13/2012
2,500	9/14/2012
43	9/19/2012
500	9/20/2012
500	9/20/2012
500	9/20/2012
500	9/20/2012
500	9/20/2012
500	9/20/2012
500	9/20/2012
1,000	9/27/2012
1,000	9/28/2012
800	10/02/2012
300	10/04/2012
300	10/04/2012
367	10/11/2012
1,100	10/11/2012
100	10/11/2012
500	10/12/2012
278	10/12/2012
100	10/19/2012
700	10/23/2012
1,000	11/07/2012
200	11/07/2012
1,600	11/08/2012
1,400	11/09/2012
1,000	11/14/2012
180	11/14/2012
1,500	11/14/2012
790	11/14/2012
2,500	11/16/2012
200	11/19/2012
200	11/19/2012
200	11/19/2012
900	11/19/2012
500	11/19/2012
700	11/19/2012
400	11/19/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

500	11/21/2012
300	11/21/2012
100	11/21/2012
1,000	11/21/2012
200	11/21/2012
100	11/21/2012
600	11/26/2012
300	11/26/2012
100	11/27/2012
100	11/27/2012
500	11/27/2012
100	11/27/2012
100	11/27/2012
100	11/28/2012
100	11/28/2012
99	11/28/2012
200	11/28/2012
100	11/29/2012
100	11/29/2012
100	11/29/2012
100	11/29/2012
100	11/29/2012
100	11/29/2012
500	11/29/2012
100	11/29/2012
1,000	11/29/2012
840	11/29/2012
100	11/29/2012
100	12/04/2012
700	12/13/2012
2,800	12/14/2012
1,300	12/14/2012
1,000	12/14/2012
700	12/14/2012
1,000	12/14/2012
500	12/14/2012
800	12/14/2012
200	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

100	12/14/2012
100	12/14/2012
1,000	12/14/2012
500	12/14/2012
500	12/14/2012
100	12/14/2012
100	12/14/2012
100	12/14/2012
1,000	12/14/2012
500	12/14/2012
100	12/17/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
200	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
1,000	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
100	12/18/2012
300	12/19/2012
100	12/19/2012
400	12/19/2012
200	12/19/2012
100	12/20/2012
100	12/20/2012
100	12/20/2012
100	12/20/2012

SEPARATE MANAGED ACCOUNTS

245	9/13/2012
30	9/13/2012
2,061	9/13/2012
212	9/13/2012
168	9/13/2012
464	9/13/2012
226	9/13/2012
194	9/13/2012
148	9/14/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

117	9/14/2012
21	9/14/2012
1,437	9/14/2012
168	9/14/2012
321	9/14/2012
155	9/14/2012
133	9/14/2012
168	9/14/2012
320	9/14/2012
155	9/14/2012
133	9/14/2012
148	9/14/2012
118	9/14/2012
21	9/14/2012
1,437	9/14/2012
111	9/14/2012
212	9/14/2012
152	9/14/2012
88	9/14/2012
169	9/14/2012
127	9/14/2012
34	9/14/2012
1,607	9/14/2012
169	9/14/2012
127	9/14/2012
34	9/14/2012
1,607	9/14/2012
111	9/14/2012
212	9/14/2012
152	9/14/2012
88	9/14/2012
52	9/28/2012
14	9/28/2012
635	9/28/2012
68	9/28/2012
46	9/28/2012
87	9/28/2012
62	9/28/2012
36	9/28/2012
75	10/5/2012
142	10/5/2012
71	10/5/2012
57	10/5/2012
65	10/5/2012
51	10/5/2012
10	10/5/2012
629	10/5/2012
31	10/31/2012
36	10/31/2012
60	10/31/2012
43	10/31/2012
25	10/31/2012
47	10/31/2012
10	10/31/2012
448	10/31/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

201	11/01/2012
151	11/01/2012
40	11/01/2012
1,930	11/01/2012
134	11/01/2012
256	11/01/2012
182	11/01/2012
106	11/01/2012
74	11/01/2012
140	11/01/2012
71	11/01/2012
57	11/01/2012
65	11/01/2012
51	11/01/2012
10	11/01/2012
632	11/01/2012
224	11/07/2012
338	11/07/2012
429	11/07/2012
254	11/07/2012
305	11/07/2012
68	11/07/2012
177	11/07/2012
3,205	11/07/2012
135	11/14/2012
149	11/14/2012
40	11/14/2012
1,935	11/14/2012
106	11/14/2012
198	11/14/2012
256	11/14/2012
181	11/14/2012
12	11/19/2012
10	11/19/2012
2	11/19/2012
114	11/19/2012
14	11/19/2012
25	11/19/2012
13	11/19/2012
10	11/19/2012
14	11/19/2012
25	11/19/2012
13	11/19/2012
10	11/19/2012
12	11/19/2012
10	11/19/2012
2	11/19/2012
114	11/19/2012
18	11/19/2012
14	11/19/2012
3	11/19/2012
173	11/19/2012
20	11/19/2012
38	11/19/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

19	11/19/2012
15	11/19/2012
166	11/19/2012
132	11/19/2012
24	11/19/2012
1,624	11/19/2012
186	11/19/2012
350	11/19/2012
177	11/19/2012
141	11/19/2012
18	11/19/2012
14	11/19/2012
3	11/19/2012
173	11/19/2012
20	11/19/2012
38	11/19/2012
19	11/19/2012
15	11/19/2012
36	11/19/2012
29	11/19/2012
5	11/19/2012
347	11/19/2012
40	11/19/2012
75	11/19/2012
38	11/19/2012
30	11/19/2012
134	11/21/2012
255	11/21/2012
181	11/21/2012
106	11/21/2012
199	11/21/2012
150	11/21/2012
40	11/21/2012
1,935	11/21/2012
27	11/21/2012
20	11/21/2012
6	11/21/2012
257	11/21/2012
18	11/21/2012
34	11/21/2012
24	11/21/2012
14	11/21/2012
219	11/21/2012
165	11/21/2012
44	11/21/2012
2,129	11/21/2012
148	11/21/2012
280	11/21/2012
199	11/21/2012
116	11/21/2012
1,500	11/23/2012
1,692	11/23/2012
14	11/28/2012
26	11/28/2012
13	11/28/2012
11	11/28/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

12	11/28/2012
10	11/28/2012
2	11/28/2012
112	11/28/2012
45	11/29/2012
84	11/29/2012
60	11/29/2012
35	11/29/2012
66	11/29/2012
49	11/29/2012
13	11/29/2012
648	11/29/2012
124	11/29/2012
236	11/29/2012
167	11/29/2012
97	11/29/2012
183	11/29/2012
138	11/29/2012
36	11/29/2012
1,819	11/29/2012
-69	12/14/2012
-131	12/14/2012
-62	12/14/2012
-53	12/14/2012
-57	12/14/2012
-46	12/14/2012
-7	12/14/2012
-575	12/14/2012
71	12/14/2012
53	12/14/2012
14	12/14/2012
629	12/14/2012
46	12/14/2012
88	12/14/2012
63	12/14/2012
36	12/14/2012
374	12/14/2012
464	12/14/2012
333	12/14/2012
191	12/14/2012
241	12/14/2012
282	12/14/2012
74	12/14/2012
3,341	12/14/2012
55	12/14/2012
45	12/14/2012
7	12/14/2012
572	12/14/2012
71	12/14/2012
135	12/14/2012
61	12/14/2012
54	12/14/2012
9	12/14/2012
18	12/14/2012
13	12/14/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

8	12/14/2012
14	12/14/2012
11	12/14/2012
3	12/14/2012
124	12/14/2012
14	12/14/2012
11	12/14/2012
3	12/14/2012
124	12/14/2012
9	12/14/2012
18	12/14/2012
13	12/14/2012
8	12/14/2012
9	12/14/2012
18	12/14/2012
13	12/14/2012
8	12/14/2012
14	12/14/2012
11	12/14/2012
3	12/14/2012
124	12/14/2012
46	12/14/2012
88	12/14/2012
63	12/14/2012
36	12/14/2012
71	12/14/2012
53	12/14/2012
14	12/14/2012
629	12/14/2012
44	12/14/2012
36	12/14/2012
5	12/14/2012
458	12/14/2012
57	12/14/2012
108	12/14/2012
48	12/14/2012
44	12/14/2012
14	12/14/2012
11	12/14/2012
3	12/14/2012
124	12/14/2012
9	12/14/2012
18	12/14/2012
13	12/14/2012
8	12/14/2012
14	12/14/2012
27	12/14/2012
12	12/14/2012
11	12/14/2012
11	12/14/2012
9	12/14/2012
2	12/14/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

114	12/14/2012
27	12/14/2012
23	12/14/2012
3	12/14/2012
286	12/14/2012
36	12/14/2012
68	12/14/2012
30	12/14/2012
27	12/14/2012
10	12/14/2012
4	12/14/2012
5	12/14/2012
5	12/14/2012
4	12/14/2012
1	12/14/2012
5	12/14/2012
43	12/14/2012
52	12/18/2012
101	12/18/2012
44	12/18/2012
41	12/18/2012
44	12/18/2012
36	12/18/2012
5	12/18/2012
677	12/18/2012
21	12/18/2012
40	12/18/2012
29	12/18/2012
17	12/18/2012
32	12/18/2012
25	12/18/2012
7	12/18/2012
329	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
7	12/18/2012
13	12/18/2012
10	12/18/2012
3	12/18/2012
130	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
7	12/18/2012
13	12/18/2012
10	12/18/2012
3	12/18/2012
130	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
7	12/18/2012
13	12/18/2012
10	12/18/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

3	12/18/2012
130	12/18/2012
42	12/18/2012
81	12/18/2012
58	12/18/2012
34	12/18/2012
64	12/18/2012
49	12/18/2012
13	12/18/2012
659	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
7	12/18/2012
13	12/18/2012
10	12/18/2012
3	12/18/2012
130	12/18/2012
32	12/18/2012
21	12/18/2012
25	12/18/2012
40	12/18/2012
7	12/18/2012
29	12/18/2012
329	12/18/2012
17	12/18/2012
7	12/18/2012
4	12/18/2012
5	12/18/2012
6	12/18/2012
4	12/18/2012
8	12/18/2012
2	12/18/2012
64	12/18/2012
7	12/18/2012
5	12/18/2012
2	12/18/2012
64	12/18/2012
4	12/18/2012
8	12/18/2012
6	12/18/2012
4	12/18/2012
4	12/18/2012
8	12/18/2012
6	12/18/2012
4	12/18/2012
7	12/18/2012
5	12/18/2012
2	12/18/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

64	12/18/2012
32	12/18/2012
24	12/18/2012
7	12/18/2012
330	12/18/2012
21	12/18/2012
40	12/18/2012
29	12/18/2012
17	12/18/2012
32	12/18/2012
24	12/18/2012
7	12/18/2012
330	12/18/2012
21	12/18/2012
40	12/18/2012
29	12/18/2012
17	12/18/2012
42	12/18/2012
80	12/18/2012
57	12/18/2012
33	12/18/2012
64	12/18/2012
48	12/18/2012
13	12/18/2012
663	12/18/2012
64	12/18/2012
42	12/18/2012
48	12/18/2012
13	12/18/2012
663	12/18/2012
80	12/18/2012
57	12/18/2012
33	12/18/2012
42	12/18/2012
64	12/18/2012
80	12/18/2012
48	12/18/2012
13	12/18/2012
663	12/18/2012
57	12/18/2012
33	12/18/2012
7	12/18/2012
5	12/18/2012
2	12/18/2012
64	12/18/2012
4	12/18/2012
8	12/18/2012
6	12/18/2012
4	12/18/2012
25	12/18/2012
48	12/18/2012
35	12/18/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

20	12/18/2012
38	12/18/2012
29	12/18/2012
8	12/18/2012
397	12/18/2012
51	12/18/2012
39	12/18/2012
46	12/18/2012
27	12/18/2012
34	12/18/2012
64	12/18/2012
11	12/18/2012
528	12/18/2012
7	12/18/2012
5	12/18/2012
8	12/18/2012
4	12/18/2012
4	12/18/2012
2	12/18/2012
6	12/18/2012
64	12/18/2012
7	12/18/2012
5	12/18/2012
2	12/18/2012
64	12/18/2012
4	12/18/2012
8	12/18/2012
6	12/18/2012
4	12/18/2012
7	12/18/2012
5	12/18/2012
6	12/18/2012
4	12/18/2012
8	12/18/2012
2	12/18/2012
64	12/18/2012
4	12/18/2012
19	12/18/2012
15	12/18/2012
4	12/18/2012
198	12/18/2012
13	12/18/2012
24	12/18/2012
17	12/18/2012
10	12/18/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

19	12/18/2012
15	12/18/2012
4	12/18/2012
198	12/18/2012
13	12/18/2012
24	12/18/2012
17	12/18/2012
10	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
13	12/18/2012
10	12/18/2012
3	12/18/2012
130	12/18/2012
7	12/18/2012
10	12/18/2012
16	12/18/2012
12	12/18/2012
130	12/18/2012
7	12/18/2012
13	12/18/2012
9	12/18/2012
3	12/18/2012
9	12/18/2012
16	12/18/2012
12	12/18/2012
7	12/18/2012
13	12/18/2012
10	12/18/2012
3	12/18/2012
130	12/18/2012
64	12/19/2012
42	12/19/2012
80	12/19/2012
57	12/19/2012
33	12/19/2012
48	12/19/2012
13	12/19/2012
663	12/19/2012
4	12/19/2012
2	12/19/2012
64	12/19/2012
7	12/19/2012
5	12/19/2012
8	12/19/2012
6	12/19/2012
4	12/19/2012
26	12/19/2012
17	12/19/2012
23	12/19/2012
263	12/19/2012

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

14	12/19/2012
19	12/19/2012
32	12/19/2012
6	12/19/2012
26	12/19/2012
19	12/19/2012
6	12/19/2012
263	12/19/2012
17	12/19/2012
32	12/19/2012
23	12/19/2012
14	12/19/2012
19	12/19/2012
32	12/19/2012
26	12/19/2012
17	12/19/2012
6	12/19/2012
23	12/19/2012
263	12/19/2012
14	12/19/2012
10	12/19/2012
19	12/19/2012
13	12/19/2012
15	12/19/2012
24	12/19/2012
4	12/19/2012
17	12/19/2012
198	12/19/2012
64	12/19/2012
42	12/19/2012
80	12/19/2012
57	12/19/2012
33	12/19/2012
48	12/19/2012
13	12/19/2012
663	12/19/2012

SCHEDULE II

The following table is reprinted from the Company’s Preliminary Proxy Statement filed with the
Securities and Exchange Commission on January 3, 2013

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our only issued and outstanding class of voting securities is our common stock. Holders of common stock are entitled to one vote per share of such stock held by them of record at the close of business on December 14, 2012 upon each matter which may come before the Annual Meeting. At the close of business on [January x, 2013], there were [3,442,842] shares of common stock issued and outstanding.

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table sets forth certain information as of January x, 2013 regarding each person known by us to own beneficially more than 5% of our common stock, each director and nominee for director of the Company, each executive officer named in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

Name	Shares Beneficially Owned(1)		Percent of Class(2)

Dimensional Fund Advisors LP	297,073	(3)	8.1%
6300 Bee Cave Road, Building One
Austin, TX 78746
Wedbush, Inc	253,709	(4)	6.9%
1000 Wilshire Boulevard, Suite 1140
Los Angeles, CA 90017
Julian Demora	225,814	(5)	6.2%
826 Polk Street
Hollywood, FL 32019
Ariel Investments, LLC
200 E. Randolph Drive, Suite 2900
Chicago, IL 60601	236,405	(6)	6.4%
Christopher J. Hall*	299,296	(7)	8.2%
C. Shelton James*	16,202	(8)	**
J. David Lyons*	12,200	(9)	**
Robert M. Williams*	9,900	(10)	**
Gary W. Levine	51,139	(11)	1.4%
William Bent	24,517	(12)	**
Robert A. Stellato	9,000	(13)	**
Victor Dellovo*	112,158	(14)	3.1%
All directors and executive officers as a group (8 persons)	534,412	(15)	14.6%

*	Nominee for Director

**	Owns less than one percent

(1)
Except as otherwise noted, all persons and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this proxy statement.

(2)	Computed pursuant to Rule 13d-3 under the Exchange Act.

II-1

(3)
Dimensional Fund Advisors LP furnished us with a report on Schedule 13G/A filed on February 14, 2012 in which Dimensional has advised us that it is a registered investment advisor or manager for four investment companies (Funds) registered under the Investment Company Act of 1940 and in its role as advisor has sole voting power with respect to 297,073 shares of our common stock. Dimensional states in the filing that it disclaims beneficial ownership of such securities and all securities are owned by the Funds.

(4)
Wedbush, Inc. (“WI”), Edward W. Wedbush (“Mr. Wedbush”), Wedbush Opportunity Capital, LLC (“WOC”), and Wedbush Opportunity Partners, LP (“WOP”) furnished us with a report on Schedule 13G/A filed on February 15, 2012 in which WI, Mr. Wedbush, WOC and WOP share voting and dispositive power with respect to 253,709 shares of our common stock. Mr. Wedbush is the Chairman of WI, and owns a majority of the outstanding shares of WI. WI owns a majority of WOC, and WOC is the general partner and acts as the investment manager for WOP. Accordingly, Mr. Wedbush may be deemed the beneficial owner of the shares of our common stock owned by WI. However, Mr. Wedbush disclaims beneficial ownership of such securities.

(5)	Julian Demora filed a Form 4 on December 13, 2012 with the SEC and he reporting he was the beneficially owner of 225,814 shares.

(6)
Ariel Investments, LLC furnished us with a report on Schedule 13G filed on February 14, 2012 in which Ariel has advised us that it is a registered investment advisor in accordance with section 240.13d-1(b) (1) (ii)(E) and that it has sole voting power with respect to 62,789 shares of our common stock and sole dispositive power with respect to 236,405 shares of our common stock.

(7)	Represents 299,296 shares owned and have been pledged by Mr. Hall .

(8)	Represents 16,042 shares owned by Mr. James and includes 160 shares owned by Mr. James’ wife. However, Mr. James disclaims beneficial ownership of these shares.

(9)	Represents 12,200 shares owned by Mr. Lyons.

(10)	Represents 9,900 shares owned by Mr. Williams.

(11)	Includes 26,639 shares owned by Mr. Levine and 24,500 shares obtainable upon exercise of stock options.

(12)	Includes 5,767 shares owned by Mr. Bent and 18,750 shares obtainable upon exercise of stock options.

(13)	Includes 4,000 shares owned by Mr. Stellato and 5,000 shares obtainable upon exercise of stock options.

(14)	Includes 65,158 shares owned by Mr. Dellovo and 47,000 shares obtainable upon exercise of stock options.

(15)	Includes 95,250 shares obtainable upon exercise of stock options.

II-2

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many shares of Common Stock you own, please give the North & Webster Group your proxy to WITHHOLD your vote from being present and counting toward a quorum at the Company’s Annual Meeting by:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your shares of Common Stock.  The North & Webster Group urges you to confirm in writing your instructions to the North & Webster Group in care of SCB ADVISING, INC. at the address provided below so that the North & Webster Group will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact SCB ADVISING, INC. at the address set forth below.

SCB ADVISING, INC.
845 3rd Avenue
6th Floor
New York, NY 10022
646-290-5243
Stockholders call TOLL FREE 877-786-3323
E-mail: sbalet@scbadvising.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 9, 2013

GOLD PROXY CARD

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF NORTH & WEBSTER, LLC, NORTH & WEBSTER VALUE OPPORTUNITIES FUND, LP, AND SAMUEL A. KIDSTON (COLLECTIVELY, THE “NORTH & WEBSTER GROUP”)

THE BOARD OF DIRECTORS OF CSP INC. IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned authorizes the North & Webster Group to withhold its vote on all shares of Common Stock of CSP Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company scheduled to be held at 9:00 a.m., Eastern Time, on February 2013 at MODCOMP Inc., 1500 South Powerline Road, Deerfield Beach, Florida 33442, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will give the North & Webster Group authority to not be present or vote your shares of Common Stock at the Annual Meeting, and your shares of Common Stock will not be counted towards a quorum at the Annual Meeting. If you are a registered holder and have already submitted a proxy sent to you by the Company and wish to revoke that proxy, executing and delivering this Proxy will not alone revoke your previously granted proxy.  You must send a written notice of revocation to the Corporate Secretary of the Company instructing the Corporate Secretary to revoke your previously granted proxy.  Your written notice revoking a proxy should be sent to CSP Inc., c/o Gary Levine, Corporate Secretary, 43 Manning Road, Billerica, Massachusetts, 01821.

This Proxy will only be valid in connection with the North & Webster Group’s solicitation of proxies for the Annual Meeting.

Since the North & Webster Group will not attend the Annual Meeting, a vote to “abstain” on the GOLD proxy card will have the same effect as a vote to authorize the North & Webster Group to WITHHOLD your shares from being present or counted for purposed of the Annual Meeting. Therefore, any stockholder that wishes to have their shares of Common Stock represented and voted at the Annual Meeting should not fill out the this Proxy and should instead refer to the Company’s proxy soliciting materials.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BY SIGNING AND RETURNING THIS GOLD PROXY CARD, YOU ARE AUTHORIZING THE NORTH & WEBSTER GROUP TO NOT VOTE YOUR SHARES AT THE ANNUAL MEETING. BY SIGNING, COMPLETING AND RETURNING THIS GOLD PROXY CARD, YOUR SHARES WILL NOT BE COUNTED TOWARDS THE QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “WITHHOLD” AND THE NORTH & WEBSTER GROUP WILL NOT VOTE YOUR SHARES AT THE ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting. However, if you are a registered holder of shares and wish to revoke a prior proxy granted to the Company, you will need to send a written notice of revocation to the Corporate Secretary of the Company instructing the Corporate Secretary to revoke your previously granted proxy.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)

FORM OF PROXY CARD PROXY SOLICITED BY NORTH & WEBSTER, LLC
AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF
CSP INC.

2013 Annual Meeting of Stockholders of CSP Inc.

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to have your shares of common stock of NOT VOTED for the upcoming 2013 Annual Meeting of Stockholders

TO SUBMIT A PROXY, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN POSTAGE-PAID ENVELOPE PROVIDED

[X] Please mark vote as in this example

 NORTH & WEBSTER, LLC RECOMMENDS THAT YOU “WITHHOLD” YOUR VOTE AT THE 2013 ANNUAL MEETING

By checking the box below marked WITHHOLD VOTE, the undersigned hereby authorizes the North & Webster Group to withhold and not vote at the Annual Meeting all shares of Common Stock of CSP Inc. which the undersigned would be entitled to vote.

WITHHOLD VOTE FROM BEING PRESENT AND COUNTED FOR PURPOSES OF A QUORUM AT THE ANNUAL MEETING
[    ]

ABSTAIN
[    ]

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.